                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             ____________________


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 19, 1996
                                                   -------------


                        THE CHASE MANHATTAN BANK (USA)
- --------------------------------------------------------------------------------
(Exact name of registrant as specified in governing instruments)

  Delaware                 333-05205               22-2382028
- ---------------         ----------------       ------------------
(State or other         (Commission File       (IRS Employer
jurisdiction of         Number)                Identification No.)
organization)


802 Delaware Avenue, Wilmington, Delaware                           19801
- -------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033
                                                     --------------

                                Not Applicable
- --------------------------------------------------------------------------------
(Former name or former address if changed since last report)



                        Exhibit Index located at Page 2

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.   Other Events
          ------------

     On June 19, 1996, the Series 1996-3 Supplement and the Series 1996-4 Supplement, each dated as of June 1, 1996, to the Pooling and Servicing Agreement, dated as of June 1, 1991 (the "Pooling and Servicing Agreement"), between The Chase Manhattan Bank (USA), as Seller and Servicer, and Yasuda Bank and Trust Company (USA), as Trustee, was executed and delivered by the respective parties thereto.

     Chase USA is incorporated under the laws of Delaware and, as a state chartered non-member bank, is regulated by the Office of the Delaware State Bank Commissioner and by the Federal Deposit Insurance Corporation. Chase USA intends, however, to apply to the United States Comptroller of the Currency (the "Comptroller") for conversion to a national bank charter. If such application is approved, Chase USA would become a national bank and would be regulated primarily by the Comptroller. Chase USA expects that such conversion would have no material effect on the Chase Credit Card Master Trust or the Certificateholders.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements - Not Applicable

          (b)  Pro Forma Financial Information - Not Applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                   Sequentially
Exhibit                                              Numbered
Number    Exhibit                                      Page
- -------   -------                                  ------------
1.1(A)    Underwriting Agreement, dated June 12,
          1996 between The Chase Manhattan Bank
          (USA) and Chase Securities Inc. as
          Representative of the Underwriters.

1.2(A)    Terms Agreement, Class A 7.04% Asset
          Backed Certificates, Series 1996-3
          dated June 12, 1996 between The Chase
          Manhattan Bank (USA) and Chase
          Securities Inc. as Representative of
          the Underwriters.

                                                   Sequentially
Exhibit                                              Numbered
Number    Exhibit                                      Page
- -------   -------                                  ------------
1.3(A)    Terms Agreement, Class B 7.21% Asset
          Backed Certificates, Series 1996-3
          dated June 12, 1996 between The Chase
          Manhattan Bank (USA) and Chase
          Securities Inc.

1.4(A)    Terms Agreement, Class A 6.73% Asset
          Backed Certificates, Series 1996-4
          dated June 12, 1996 between The Chase
          Manhattan Bank (USA) and Chase
          Securities Inc. as Representative of
          the Underwriters.

1.5(A)    Terms Agreement, Class B 6.89% Asset
          Backed Certificates, Series 1996-4
          dated June 12, 1996 between The Chase
          Manhattan Bank (USA) and Chase
          Securities Inc.

 4.1(A)   Series 1996-3 Supplement dated as of
          June 1, 1996 between The Chase
          Manhattan Bank (USA) as Seller and
          Servicer and Yasuda Bank and Trust
          Company (USA) as Trustee on behalf of
          the Series 1996-3 Certificateholders.

4.2(A)    Series 1996-4 Supplement dated as of
          June 1, 1996 between The Chase
          Manhattan Bank (USA) as Seller and
          Servicer and Yasuda Bank and Trust
          Company (USA) as Trustee on behalf of
          the Series 1996-4 Certificateholders.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE CHASE MANHATTAN BANK (USA)
                                 (Registrant)



July 19, 1996                            By:/s/ Martin M. Joyce
                                            ---------------------------
                                             Martin M. Joyce
                                             as attorney-in-fact

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